                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                 August, 1996
                          PAYMENT September 16, 1996
              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                       CUSIP# 393534AC6
                                       Trust Account # 33-34309-0
                                       Distribution Date: September 16, 1996

SECURITIZED NET INTEREST MARGIN
- -------------------------------                                                          PER $1,000
CERTIFICATES                                                                              ORIGINAL
- ------------                                                                             ----------

1.           Amount Available                                4,477,900.03

Interest

2.           Aggregate Interest                              1,426,252.18                  4.63068891

3.           Amount Applied to:
             (a)  accrued but unpaid Interest

4.           Remaining:
             (a)  accrued but unpaid Interest

5.           Monthly Interest                                1,426,252.18

Principal

6.           Current month's principal
             distribution                                    3,051,647.85                  9.90794756

7.           Remaining outstanding principal
             balance                                       233,017,678.50                 756.5509042
             Pool Factor                                        .75655090

8.           Present value of the projected
             remaining aggregate cashflows of
             the Finance I Assets and the
             Residual Assets, as of the immediately
             preceding Distribution Date                   345,742,912.38**

9.           Aggregate amount on deposit
             in reserve fund                                 7,500,000.00

10.          Subordinated Certificateholder payment
             (interest earnings on Reserve Fund,
             pursuant to Section 5.8)                           33,399.17

11.          Aggregate principal balance of
             loans refinanced by Green Tree
             Financial                                       8,348,250.28

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                  August, 1996
                           PAYMENT September 16, 1996
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                           CUSIP# 393534AC6
                                           Trust Account # 33-34309-0
                                           Distribution Date: September 16, 1996

12. Weighted average CPR                   13.22%

13. Weighted average CDR                    3.98%

14. Annualized net loss percentage          1.63%

15. Delinquency          30-59 day          1.42%

                         60-89 day          0.74%

                         90+ day            1.19%

                         Total 30+          3.35%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

                           GREEN TREE FINANCIAL CORP.
                         NET INTEREST MARGIN TRUST 1995
                                  August, 1996
                           PAYMENT September 16, 1996

                                                    Fee Assets
                                      ----------------------------------------
                                       Guarantee     Inside       Fee Asset
                                         Fees         Refi          Total
                                      ----------   ----------   --------------
GTFC 1994-5                           272,411.70    65,034.34       337,446.04
GTFC 1994-6                           394,180.77    73,305.10       467,485.87
GTFC 1994-7                            40,328.50    40,324.11        80,652.61
GTFC 1994-8                           232,620.97    59,116.00       291,736.97
GTFC 1995-1                           412,299.65    56,572.88       468,872.53
GTFC 1995-2                                  .00          .00              .00
GTFC 1995-3                           726,089.67   176,808.46       902,898.13
GTFC 1995-4                           595,134.50    95,090.71       690,225.21
GTFC 1995-5                                 0.00          .00              .00
                                    ------------   ----------   --------------
                                    2,673,065.76   566,251.60     3,239,317.36


Total amount of Guarantee Fees and                                3,239,317.36
Inside Refinance Payments

Payment on Finance 1 Note                                         3,239,317.36

Allocable to Interest (current)                                   1,065,983.20

Allocable to accrued but unpaid Interest                                   .00

Accrued and unpaid Trustee Fees                                            .00

Allocable to Principal                                            2,173,334.16

Finance 1 Note Principal Balance                                174,265,264.02

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1995-A
                                  August 1996
                          PAYMENT September 16, 1996


                                                     Inside
                                       Residual       Refi        Total
                                       --------      ------       -----

GTFC 1994-5                                   .00         .00           .00
GTFC 1994-6                                   .00         .00           .00
GTFC 1994-7                                   .00         .00           .00
GTFC 1994-8                                   .00         .00           .00
GTFC 1995-1                                   .00         .00           .00
GTFC 1995-2                            196,580.29  137,704.74    334,285.03
GTFC 1995-3                                   .00         .00           .00
GTFC 1995-4                                   .00         .00           .00
GTFC 1995-5                            810,200.26   94,097.38    904,297.64
                                     ------------  ----------  ------------

                                     1,006,780.55  231,802.12  1,238,582.67

Total Residual and Inside Refinance Payments                   1,238,582.67